1 Exhibit 99.1 PRESS RELEASE V2X Delivers Solid Third Quarter Results with Record Revenue Third Quarter and Recent Highlights • Record revenue of $1.17 billion, up 8% y/y • Net income of $24.6 million; Adjusted net income1 of $43.7 million, up 6% y/y • Adjusted EBITDA1 of $85.2 million, with a margin of 7.3% • Diluted EPS of $0.77; Adjusted diluted EPS1 of $1.37, up 6% y/y • Repurchased $10 million of shares in the quarter • Closed acquisition of specialized intelligence business, increasing addressable market Guidance • Raising mid-point for revenue, adjusted EBITDA1, and adjusted diluted EPS1; lowering adjusted operating cash flow1 RESTON, Va., November 3, 2025 — V2X, Inc. (NYSE:VVX) announced third quarter 2025 financial results. “Our third quarter results demonstrate our continued focus on operational and strategic execution,” said Jeremy C. Wensinger, President and Chief Executive Officer. “The trends in our business remain positive and are being driven by continued demand for mission readiness solutions.” Mr. Wensinger continued, “Our differentiated capabilities and alignment to customer priorities were proven firsthand through several new awards during the quarter. This includes an award to deliver counter-UAS capabilities via our Tempest platform. Tempest is a rugged, commercially based combat vehicle engineered to detect, engage, and defeat various UAS. The platform, which went from idea to fielding in a matter of months, illustrates our unique ability to deliver rapid prototyping solutions that improve mission success on the modern battlefield. We were also awarded a $425 million indefinite-delivery, indefinite-quantity contract to modernize and upgrade F-16 cockpit displays for the U.S. Air Force. This is a great example of how smart modernization can deliver immediate mission enhancement at significantly lower cost than full replacement.” Mr. Wensinger concluded, “Our results and awards demonstrate the value that V2X brings to our customers. We are further building on that value and during the quarter completed a strategic acquisition that brings new capabilities and access to new opportunities in the intelligence community. We are also accelerating our innovation strategy through new partnerships with top tier technology providers in the areas of AI and smart 1 See "Key Performance Indicators and Non-GAAP Financial Measures" for descriptions and reconciliations.

readiness. This is representative of how we are executing our strategy and advancing V2X to be a leader in data-enabled mission solutions across all domains."

Third Quarter 2025 Results

"Revenue grew 8% year-over-year in the third quarter to $1.17 billion," said Shawn Mural, Senior Vice President and Chief Financial Officer. "The performance in the third quarter reflects both continued demand for our solutions and our focus on execution. I'm proud of what our team has achieved thus far in 2025 and believe it positions us well as we look ahead."

"For the quarter, the Company reported operating income of $55.7 million, an increase of $5.8 million or 12% from the prior year. Adjusted operating income[1] was $79.6 million, an increase of $2.7 million dollars or 4% from the prior year. V2X delivered adjusted EBITDA[1] of $85.2 million, with a margin of 7.3%. Net income for the quarter was $24.6 million, an increase of $9.6 million or 63% from the prior year. Adjusted net income[1] was $43.7 million, an increase of $2.4 million dollars or 6% year-over-year. Third quarter GAAP diluted EPS was $0.77. Adjusted diluted EPS[1] for the quarter was $1.37, an increase of 6% year-over-year."

"Third quarter net cash provided by operating activities was $39.4 million. Adjusted net cash provided by operating activities[1] was $35.8 million."

Mr. Mural continued, "Last quarter we outlined the key components of our capital allocation strategy, which focused on accelerating value creation. I'm pleased to report that during the third quarter we put that strategy into action by repurchasing $10 million of shares and completing a strategic acquisition. These were great first steps in our capital deployment journey, which we believe will yield strong returns for shareholders."

2025 Guidance

Mr. Mural concluded, "Given our performance to date and the trends in our business we're increasing the midpoint of our revenue, adjusted EBITDA[1], and adjusted diluted EPS[1] guidance. Although we have not seen a material impact from the government shutdown to date, we are proactively lowering the midpoint of adjusted net cash provided by operating activites[1] to account for potential temporary delays in collections. I want to emphasize this is merely timing related and not indicative of a change in our underlying business."
Guidance is as follows:

$ millions, except for per share amounts	Prior 2025 Guidance		Updated 2025 Guidance	
Revenue	$4,375	$4,500	$4,425	$4,500
Adjusted EBITDA[1]	$305	$320	$312	$320
Adjusted Diluted Earnings Per Share[1]	$4.65	$4.95	$4.85	$5.05
Adjusted Net Cash Provided by Operating Activities[1]	$150	$170	$120	$150

2

3 The Company is not providing a quantitative reconciliation with respect to the foregoing forward-looking non- GAAP measures in reliance on the “unreasonable efforts” exception set forth in the SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. For example, unusual, one-time, non-ordinary, or non-recurring costs, which relate to mergers and acquisitions (“M&A”), integration and related activities cannot be reasonably estimated. Forward- looking statements are based upon current expectations and are subject to factors that could cause actual results to differ materially from those suggested here, including those factors set forth in the Safe Harbor Statement below. Third Quarter Conference Call Management will conduct a conference call with analysts and investors at 4:30 p.m. ET on Monday, November 3, 2025. U.S.-based participants may dial in to the conference call at 877-300-8521, while international participants may dial 412-317-6026. A live webcast of the conference call as well as an accompanying slide presentation will be available here: https://app.webinar.net/80dR21K5Yr9. A replay of the conference call will be posted on the V2X website shortly after completion of the call and will be available for one year. A telephonic replay will also be available through November 17, 2025, at 844-512-2921 (domestic) or 412-317-6671 (international) with passcode 10202916. Presentation slides that will be used in conjunction with the conference call will also be made available online in advance on the “investors” section of the Company’s website at https://gov2x.com. V2X recognizes its website as a key channel of distribution to reach public investors and as a means of disclosing material non-public information to comply with its obligations under the U.S. Securities and Exchange Commission (“SEC”) Regulation FD. About V2X V2X builds innovative solutions that integrate physical and digital environments by aligning people, actions, and technology. V2X is embedded in all elements of a critical mission's lifecycle to enhance readiness, optimize resource management, and boost security. The company provides innovation spanning national security, defense, civilian, and international markets. With a global team of approximately 16,000 professionals, V2X enables mission success by injecting AI and machine learning capabilities to meet today's toughest challenges across all operational domains. Investor Contact Media Contact Mike Smith, CFA Angelica Spanos Deoudes IR@goV2X.com Communications@goV2X.com 719-637-5773 571-338-5195

4 Safe Harbor Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “could,” “potential,” “continue” or similar terminology. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Forward-looking statements in this press release, include, but are not limited to our future performance and capabilities; all of the statements and items listed under "2025 Guidance" above and other assumptions contained therein for purposes of such guidance; our belief that prior performance provides substantial visibility for future performance; market trends; product development; capital deployment; statements about the benefits and expectations with respect to the strategic acquisition; and our belief that our innovation strategy, visibility, and targeted growth opportunities provide substantial opportunities for value creation. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside our management’s control, which could cause actual results to differ materially from the results discussed in the forward-looking statements. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. For a discussion of some of the risks and uncertainties that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

5 V2X, INC. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) Three Months Ended Nine Months Ended September 26, September 27, September 26, September 27, (In thousands, except per share data) 2025 2024 2025 2024 Revenue $ 1,167,137 $ 1,081,656 $ 3,261,390 $ 3,164,403 Cost of revenue 1,072,632 990,220 2,993,049 2,928,858 Selling, general, and administrative expenses 38,836 41,549 125,434 127,901 Operating income 55,669 49,887 142,907 107,644 Loss on extinguishment of debt — — (2,527) (1,998) Interest expense, net (19,961) (27,152) (60,278) (83,533) Other expense, net (2,962) (3,198) (7,836) (9,566) Income from operations before income taxes 32,746 19,537 72,266 12,547 Income tax expense 8,141 4,486 17,163 2,896 Net income $ 24,605 $ 15,051 $ 55,103 $ 9,651 Earnings per share Basic $ 0.78 $ 0.48 $ 1.74 $ 0.31 Diluted $ 0.77 $ 0.47 $ 1.73 $ 0.30 Weighted average common shares outstanding - basic 31,617 31,550 31,634 31,458 Weighted average common shares outstanding - diluted 31,856 31,973 31,881 31,921

6 V2X, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) September 26, December 31, (In thousands, except per share data) 2025 2024 Assets Current assets Cash, cash equivalents and restricted cash $ 182,318 $ 268,321 Receivables 773,287 710,068 Prepaid expenses and other current assets 143,022 124,081 Total current assets 1,098,627 1,102,470 Property, plant, and equipment, net 57,597 62,001 Goodwill 1,676,926 1,656,926 Intangible assets, net 262,825 323,068 Right-of-use assets 38,202 37,774 Other non-current assets 43,633 46,604 Total non-current assets 2,079,183 2,126,373 Total Assets $ 3,177,810 $ 3,228,843 Liabilities and Shareholders' Equity Current liabilities Accounts payable $ 487,176 $ 547,568 Compensation and other employee benefits 156,858 166,918 Short-term debt 14,935 20,003 Other accrued liabilities 255,295 261,735 Total current liabilities 914,264 996,224 Long-term debt, net 1,089,307 1,087,484 Deferred tax liabilities 12,500 20,983 Operating lease liabilities 33,163 33,811 Other non-current liabilities 48,928 64,189 Total non-current liabilities 1,183,898 1,206,467 Total liabilities 2,098,162 2,202,691 Commitments and contingencies (Note 7) Shareholders' Equity Preferred stock; $0.01 par value; 10,000,000 shares authorized; No shares issued and outstanding — — Common stock; $0.01 par value; 100,000,000 shares authorized; 31,731,719 and 31,560,490 shares issued as of September 26, 2025 and December 31, 2024, respectively 317 316 Treasury stock, at cost - 200,000 and no shares as of September 26, 2025 and December 31, 2024, respectively (10,056) — Additional paid in capital 776,415 769,719 Retained earnings 320,638 265,535 Accumulated other comprehensive loss (7,666) (9,418) Total shareholders' equity 1,079,648 1,026,152 Total Liabilities and Shareholders' Equity $ 3,177,810 $ 3,228,843

7 V2X, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Nine Months Ended September 26, September 27, (In thousands) 2025 2024 Operating activities Net income $ 55,103 $ 9,651 Adjustments to reconcile net income to net cash (used in) provided by operating activities: Depreciation expense 12,468 16,442 Amortization of intangible assets 67,726 68,252 Amortization of cloud computing arrangements 3,676 2,073 Impairment of non-operating long-lived asset — 2,192 Loss on disposal of property, plant, and equipment 826 1,170 Stock-based compensation 9,121 12,874 Deferred taxes (9,077) 72 Amortization of debt issuance costs 4,588 5,717 Loss on extinguishment of debt 2,527 1,998 Changes in assets and liabilities: Receivables (58,473) (25,614) Other assets (15,473) (70,827) Accounts payable (63,230) 66,101 Compensation and other employee benefits (10,583) (42,417) Other liabilities (26,683) (16,581) Net cash (used in) provided by operating activities (27,484) 31,103 Investing activities Purchases of capital assets (9,660) (10,700) Proceeds from the disposition of assets 2,285 14 Acquisitions of businesses (27,500) (16,939) Net cash used in investing activities (34,875) (27,625) Financing activities Repayments of long-term debt (7,546) (7,669) Proceeds from revolver 459,000 1,009,250 Repayments of revolver (459,000) (1,009,250) Proceeds from stock awards and stock options 558 154 Purchase of treasury stock (10,000) — Payment of debt issuance costs (3,909) (1,188) Payments of employee withholding taxes on stock-based compensation (2,982) (8,036) Net cash used in financing activities (23,879) (16,739) Exchange rate effect on cash 235 467 Net change in cash, cash equivalents and restricted cash (86,003) (12,794) Cash, cash equivalents and restricted cash - beginning of period 268,321 72,651 Cash, cash equivalents and restricted cash - end of period $ 182,318 $ 59,857 Supplemental disclosure of cash flow information: Interest paid $ 52,587 $ 74,774 Income taxes paid $ 6,435 $ 9,167 Purchase of capital assets on account $ 768 $ 90 Purchase of treasury stock on account $ 56 $ —

8 Key Performance Indicators and Non-GAAP Measures The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. Management believes that these financial performance measures are the primary drivers for our earnings and net cash from operating activities. Management evaluates its contracts and business performance by focusing on revenue, and operating income. Operating income represents revenue less both cost of revenue and selling, general and administrative (SG&A) expenses. Cost of revenue consists of labor, subcontracting costs, materials, and an allocation of indirect costs. SG&A expenses consist of indirect labor costs (including wages and salaries for executives and administrative personnel), bid and proposal expenses and other general and administrative expenses not allocated to cost of revenue. Backlog is the estimated amount of future revenues to be recognized under negotiated contracts. We manage the nature and amount of costs at the program level, which forms the basis for estimating our total costs and profitability. This is consistent with our approach for managing our business, which begins with management's assessing the bidding opportunity for each contract and then managing contract profitability throughout the performance period. In addition to the key performance measures discussed above, we consider adjusted net income, adjusted diluted earnings per share, adjusted operating income, adjusted EBITDA, adjusted EBITDA margin, net leverage ratio and adjusted operating cash flow to be useful to management and investors in evaluating our operating performance, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. We provide this information to our investors in our earnings releases, presentations, and other disclosures. Adjusted net income, adjusted diluted earnings per share, adjusted operating income, adjusted EBITDA, adjusted EBITDA margin, net leverage ratio, and adjusted net cash provided by (used in) operating activities, however, are not measures of financial performance under GAAP and should not be considered a substitute for financial measures determined in accordance with GAAP. Definitions and reconciliations of these items are provided below. • Adjusted operating income is defined as operating income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration, and related costs. • Adjusted EBITDA is defined as operating income, adjusted to exclude depreciation and amortization of intangible assets, and items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration, and related costs. • Adjusted EBITDA margin is defined as adjusted EBITDA divided by revenue.

9 • Adjusted net income is defined as net income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration and related costs, amortization of acquired intangible assets, amortization of debt issuance costs, and loss on extinguishment of debt. • Adjusted diluted earnings per share is defined as adjusted net income divided by the weighted average diluted common shares outstanding. • Cash interest expense, net is defined as interest expense, net adjusted to exclude amortization of debt issuance costs. • Adjusted net cash provided by (used in) operating activities or adjusted operating cash flow is defined as net cash provided by (or used in) operating activities adjusted to exclude infrequent non-operating items, such as M&A payments and related costs.

Non-GAAP Tables

($K, except per share data)	Three Months Ended		Nine Months Ended	
	September 26, 2025	September 27, 2024	September 26, 2025	September 27, 2024
Revenue	$ 1,167,137	$ 1,081,656	$ 3,261,390	$ 3,164,403
Net income	$ 24,605	$ 15,051	$ 55,103	$ 9,651
Plus:				
Income tax expense	8,141	4,486	17,163	2,896
Other expense, net	2,962	3,198	7,836	9,566
Interest expense, net	19,961	27,152	60,278	83,533
Loss on extinguishment of debt	—	—	2,527	1,998
Operating income	$ 55,669	$ 49,887	$ 142,907	$ 107,644
Plus:				
Amortization of intangible assets	22,601	22,727	67,726	68,252
M&A, integration and related costs	1,370	4,319	7,775	29,644
Adjusted operating income	$ 79,640	$ 76,933	$ 218,407	$ 205,540
Plus:				
Depreciation and CCA amortization	5,517	5,759	16,144	18,515
Adjusted EBITDA	$ 85,156	$ 82,692	$ 234,552	$ 224,055
Adjusted EBITDA margin	7.3 %	7.6 %	7.2 %	7.1 %
Minus:				
Cash interest expense, net	18,405	25,598	55,690	77,816
Income tax expense, as adjusted	14,620	6,887	37,169	24,187
Depreciation and CCA amortization	5,517	5,759	16,144	18,515
Other expense, net, as adjusted	2,962	3,198	8,086	7,373
Adjusted net income	$ 43,653	$ 41,250	$ 117,463	$ 96,163

($K, except per share data)	Three Months Ended		Nine Months Ended	
	September 26, 2025	September 27, 2024	September 26, 2025	September 27, 2024
Diluted earnings per share	$ 0.77	$ 0.47	$ 1.73	$ 0.30
Plus:				
M&A, integration and related costs	0.03	0.14	0.18	0.75
Amortization of intangible assets	0.53	0.63	1.61	1.72
Amortization of debt issuance costs and Loss on extinguishment of debt	0.04	0.05	0.17	0.19
FMV land impairment	$ —	0.00	$ —	0.06
Gain on acquisition, net	0.00	$ —	$ (0.01)	$ —
Adjusted diluted earnings per share	$ 1.37	$ 1.29	$ 3.68	$ 3.01
Average shares outstanding:				
Basic, as reported	31,617	31,550	31,634	31,458
Diluted, as reported	31,856	31,973	31,881	31,921
Adjusted diluted	31,856	31,973	31,881	31,921

10

11 Non-GAAP Tables ($K) Three Months Ended Nine Months Ended September 26, 2025 September 27, 2024 September 26, 2025 September 27, 2024 Net cash provided (used) by operating activities 39,448 62,654 (27,484) 31,103 Plus: M&A, integration, and related payments 1,298 13,009 12,060 25,044 MARPA facility activity (4,991) 54,471 (8,641) (63,348) Adjusted operating cash flow 35,755 130,134 (24,064) (7,201)

SUPPLEMENTAL INFORMATION

Revenue by customer, contract type, contract relationship, and geographic region for the periods presented below was as follows:

Revenue by Customer

	Three Months Ended			Nine Months Ended		
(In thousands)	September 26, 2025	September 27, 2024	% Change	September 26, 2025	September 27, 2024	% Change
Army	$ 449,031	$ 455,877	(1.5)%	$ 1,348,610	$ 1,345,997	0.2 %
Navy	390,542	366,217	6.6 %	1,090,936	1,037,425	5.2 %
Air Force	167,571	121,863	37.5 %	374,519	367,899	1.8 %
Other	159,993	137,699	16.2 %	447,325	413,082	8.3 %
Total revenue	$ 1,167,137	$ 1,081,656		$ 3,261,390	$ 3,164,403	

Revenue by Contract Type

	Three Months Ended			Nine Months Ended		
(In thousands)	September 26, 2025	September 27, 2024	% Change	September 26, 2025	September 27, 2024	% Change
Cost-plus and cost-reimbursable	$ 702,557	$ 649,925	8.1 %	$ 1,973,210	$ 1,850,584	6.6 %
Firm-fixed-price	436,528	403,132	8.3 %	1,205,705	1,229,565	(1.9)%
Time-and-materials	28,052	28,599	(1.9)%	82,475	84,254	(2.1)%
Total revenue	$ 1,167,137	$ 1,081,656		$ 3,261,390	$ 3,164,403	

Revenue by Contract Relationship

	Three Months Ended			Nine Months Ended		
(In thousands)	September 26, 2025	September 27, 2024	% Change	September 26, 2025	September 27, 2024	% Change
Prime contractor	$ 1,109,660	$ 1,021,497	8.6 %	$ 3,081,746	$ 2,972,773	3.7 %
Subcontractor	57,477	60,159	(4.5)%	179,644	191,630	(6.3)%
Total revenue	$ 1,167,137	$ 1,081,656		$ 3,261,390	$ 3,164,403	

Revenue by Geographic Region

	Three Months Ended			Nine Months Ended		
(In thousands)	September 26, 2025	September 27, 2024	% Change	September 26, 2025	September 27, 2024	% Change
United States	$ 684,659	$ 604,872	13.2 %	$ 1,894,474	$ 1,728,480	9.6 %
Middle East	344,605	346,527	(0.6)%	983,267	1,050,888	(6.4)%
Asia	81,417	82,907	(1.8)%	234,188	236,371	(0.9)%
Europe	56,456	47,350	19.2 %	149,461	148,664	0.5 %
Total revenue	$ 1,167,137	$ 1,081,656		$ 3,261,390	$ 3,164,403	

Source: V2X, Inc.

12